ACQUISITION OF CARIBOO COPPER CORPORATION	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF CARIBOO COPPER CORPORATION [Text Block]

4. ACQUISITION OF CARIBOO COPPER CORPORATION

On March 15, 2023 ("Acquisition Date"), the Company completed the acquisition of 50% of Cariboo from Sojitz which gives the Company an additional 12.5% effective interest in the Gibraltar mine bringing its total effective interest to 87.5%.

On the Acquisition Date, the Company became a party to the existing Cariboo shareholders agreement with Dowa Metals & Mining Co., Ltd. ("Dowa") (25%) and Furukawa Co., Ltd. ("Furukawa") (25%). Under the Cariboo shareholders agreement, all significant decisions require approval of all the shareholders. There is no impact to the operation of the Gibraltar joint venture.

The Company has joint control over Cariboo which is a joint arrangement and as such proportionately consolidates its 50% portion of all the Cariboo assets, liabilities, income and expenses including Cariboo's 25% interest in the Gibraltar joint venture.

The Company has accounted for its acquisition of Cariboo and its effective 12.5% increase in the Gibraltar Joint Venture as a business combination in accordance with the guidance in IFRS 11 Joint Arrangements and IFRS 3 Business Combinations. The Company has determined that it does not control the Gibraltar Joint Venture despite increasing its effective ownership to 87.5% as there are provisions in the Gibraltar Joint Venture agreements and the Cariboo Shareholder agreements that provide the other shareholders in Cariboo with joint control of all significant decisions relating to the Gibraltar Joint Venture.

The acquisition price payable to Sojitz consists of a minimum amount of $60 million payable over a five-year period and contingent performance payments that are payable annually over the next five years, depending on Gibraltar mine total copper revenues (including price adjustments) and annual average copper prices. An initial $10 million was paid to Sojitz upon closing and the remaining minimum amounts will be paid in $10 million annual instalments over the next five years. There is no interest payable on the minimum amounts.

The annual contingent performance payments are only payable if the average LME copper price exceeds US$3.50 per pound in a year. The payments will be calculated by multiplying Gibraltar mine total copper revenues by a price factor, which is based on a sliding scale ranging from 3% at US$3.50 per pound copper to a maximum of 17% at US$5.00 per pound copper or above, and Sojitz's attributable share of 12.5%. Total contingent performance payments cannot exceed $57 million over the five-year period, limiting the acquisition cost to a maximum of $117 million.

The contingent performance payments were estimated as at the Acquisition Date based on forecasted copper prices and sales volumes over the next 5 years. The total estimated purchase consideration was then discounted to determine its fair value and the amounts as at the Acquisition Date are as follows:

Fixed instalments payable	51,387
Contingent performance payments	28,010
Total fair value of consideration payable	79,397

The purchase consideration has been allocated to the assets acquired and liabilities assumed, including the additional 12.5% effective interest in the Gibraltar join Venture, based upon their estimated fair values at the Acquisition Date. The following sets forth the allocation of the purchase price:

	Preliminary Purchase Price Allocation	Adjustment	Final Purchase Price Allocation
Cash and cash equivalents	13,467	-	13,467
Accounts receivable and other assets	1,525	-	1,525
Reclamation deposits	6,262	-	6,262
Inventory	15,860	-	15,860
Property, plant and equipment	72,304	43,275	115,579
Deferred tax asset	5,594	2,937	8,531
Accounts payable and other liabilities	(8,535)	-	(8,535)
Debt	(9,144)	-	(9,144)
Provision for environmental rehabilitation	(17,936)	-	(17,936)
Total fair value of net assets acquired	79,397	46,212	125,609

The fair value of the net assets acquired at March 15, 2023 was determined using a discounted cash flow model for the 12.5% minority interest in the Gibraltar mine and also considering cash and working capital of Cariboo. The discounted cash flow model included key assumptions on future production and estimated remaining reserves of Gibraltar mine, operating assumptions, metal prices, operating and capital costs, and foreign exchange rates, and a discount rate based on an estimate of the Company's weighted average cost of capital. The discounted cash flow model was analyzed using a range of inputs and assumptions and provided a range of values, of which the Company recorded $125,609 at the lower end of its fair value estimate range.

To account for the difference between the fair value of net assets acquired of $125,609 and the total fair value of consideration payable of $79,397, the Company recognized a gain on Cariboo acquisition on the income statement of $46,212 for the year ended December 31, 2023.

The fair value of inventories was determined based on their net realizable value, whereby the future estimated cash flows from sales of payable metal produced were adjusted for costs to complete. The fair values of accounts receivable, reclamation deposits and accounts payable and other liabilities were determined to approximate their book values. The fair value of debt owed to third parties was determined based on the principal amounts outstanding as the interest rate on the debt was considered at market. Deferred tax assets were determined based on 50% of the available tax pools of Cariboo. The fair value of the reclamation and closure cost provisions were estimated using discounted cash flows of future expenditures to settle the obligation for disturbances at the Acquisition Date and discount rates. The fair value of property, plant and equipment other than mineral properties and the major mill equipment and infrastructure were determined based on the estimated fair value of plant and other equipment in use and independent equipment appraisals on certain mobile equipment. The remaining residual portion of the fair value of net assets acquired was allocated to mineral properties and the major mill equipment and infrastructure within property, plant and equipment which are amortizable over the estimated remaining life of the Gibraltar mine on a units of production basis.

As at December 31, 2023, outstanding Cariboo consideration payable is as follows:

Fixed consideration payable	40,592
Contingent performance payments payable	25,850
Accretion on consideration payable	3,939
Total Cariboo consideration payable	70,381
Less current portion:
Fixed consideration payable	9,913
Contingent performance payments payable	4,471
Long-term portion of Cariboo consideration payable	55,997

The remaining contingent performance payments payable are recorded at fair value based on the factors noted above and resulted in a gain of $2,159 for the year ended December 31, 2023.

From the Acquisition Date to December 31, 2023, $13,868 of the Company's consolidated net income relates to its share of Cariboo and the Company recognized $263 of acquisition related costs that were included in other expenses.

The following table presents unaudited pro forma results for the year ended December 31, 2023, as though the acquisition had taken place as of January 1, 2023. Additionally, pro forma net income was adjusted to exclude acquisition related costs incurred.

Pro forma information	For the year ended December 31, 2023
Revenue	539,999
Net income	88,725